UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2012

BANKRATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35206	65-0423422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11760 U.S. Highway One, Suite 200

North Palm Beach, Florida 33408

(Address of principal executive offices)

(561) 630-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 13, 2012, the Company held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved the election of all three returning members of the Board of Directors to serve until the 2015 Annual Meeting and ratified the appointment of Grant Thornton LLP as independent registered public accounting firm for the year ending December 31, 2012. The stockholders also endorsed the advisory vote on named executive officer compensation and approved the Board of Directors’ recommendation that future advisory votes on named executive officer compensation occur every three years.

As of the record date, there were 99,982,900 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 97,061,722 shares of common stock or 97.08% of the outstanding common shares entitled to vote were represented in person or by proxy. Those shares were voted as follows (vote totals may not agree due to rounding of fractional shares):

1.	The following individuals were nominated in 2012 to serve until the Annual Meeting of Stockholders in 2015. All nominees were elected. The results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Bruce Nelson	94,875,770	940,865	1,245,087
Richard J. Pinola	94,875,770	940,865	1,245,087
James Tieng	83,880,891	11,935,744	1,245,087

2.	The appointment of Grant Thornton LLP as independent registered public accounting firm to audit the accounts of the Company for the fiscal year ending December 31, 2012 was ratified. The results were as follows:

Votes For	96,438,606
Votes Against	12,267
Abstain	610,849

3.	The Company’s stockholders approved, on an advisory basis, the Company’s named executive officer compensation. The results were as follows:

Votes For	95,091,404
Votes Against	106,976
Abstain	618,255
Broker Non-Votes	1,245,087

4.	The Company’s stockholders recommended, on an advisory basis, the holding of future advisory votes on named executive officer compensation every three years. The results were as follows:

One Year Frequency	22,886,272
Two Year Frequency	7,299
Three Year Frequency	71,825,984
Abstain	1,097,080
Broker Non-Votes	1,245,087

Annual Frequency of Say on Pay Advisory Votes

Based on the voting results for proposal number 4 above for which Company stockholders approved the recommendation of the Board to hold an advisory vote on executive compensation (“say on pay”) every three years, the Board affirmed its recommendation and elected at this time to hold future say on pay advisory votes every three years, until the next stockholder vote on say on pay frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2012	BANKRATE, INC.

	By:	/s/ James R. Gilmartin
James R. Gilmartin
Vice President, General Counsel